UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)    February 29, 2000
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                                MBNA Corporation
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              (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)

Item 5.  Other Events

     The net credit losses and loan delinquencies for MBNA America Bank, N.A. ("the Bank"), a wholly owned subsidiary of MBNA Corporation, for its net loan portfolio and its managed loan portfolio for February 29, 2000, were as follows:



                                      Net
                                 Credit Losses                 Delinquency (3)
                                 -------------                 -----------
                                 (Annualized)



Net Loan Portfolio (1)
 February 2000                        2.48%                        3.80%





Managed Loan Portfolio (2)
 February 2000                        4.10%                        4.71%




   (1) Net loan portfolio delinquency does not include securitized loans or loans held for securitization.
   (2) Managed loan portfolio includes the Bank's loans held for securitization, loan portfolio, and securitized loans.
   (3)  Delinquency represents loans which are 30 days or more past due.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                                      MBNA CORPORATION


Date: March 14, 2000                      By:  /s/     M. Scot Kaufman
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                                                       M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer